UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2019
SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22117	06-1269834
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4 Landmark Square, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 975-7110

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLGN	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5—Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On July 1, 2019, the Board of Directors of Silgan Holdings Inc., or the Company, approved an increase in the number of Directors constituting the Board of Directors of the Company from seven to eight members, all in accordance with and as permitted by the Company’s Amended and Restated Certificate of Incorporation, as amended.  Additionally, also in accordance with and as permitted by the Company’s Amended and Restated Certificate of Incorporation, as amended, the Board of Directors of the Company designated such new Director as a member of the class of Directors of the Company designated as Class I.  In addition, on July 1, 2019, the Board of Directors of the Company elected Kimberly A. Fields as a Class I Director of the Company in accordance with the Company’s Amended and Restated Certificate of Incorporation, as amended, to fill the vacancy on the Company’s Board of Directors resulting from such increase in the number of Directors constituting the Board of Directors of the Company, with the term of her position running until the Class I Directors of the Company are up for election at the Company’s annual meeting of stockholders in 2022.  Ms. Fields was nominated for election as a Director of the Company pursuant to the Amended and Restated Stockholders Agreement dated as of November 6, 2001 among R. Philip Silver, D. Greg Horrigan and the Company.  Ms. Fields is an “independent director” as defined in Rule 5605(a)(2) of the listing standards of the Nasdaq Stock Market.  The Board of Directors of the Company also appointed Ms. Fields as a member of the Audit Committee and the Compensation Committee of the Board of Directors.
Ms. Fields currently serves as Executive Vice President for the Flat Rolled Products Group of Allegheny Technologies Incorporated, a global manufacturer of technically advanced specialty materials and complex components including stainless-steel sheet, specialty plate and specialty coil.  Previously, Ms. Fields was Group President for IDEX Corporation, a company that develops, designs and manufactures fluidics systems and specialty engineered products, from July 2015 until April 2019.  Ms. Fields joined IDEX Corporation in April 2014 as President, Specialty Compression and GAST Manufacturing.  Prior to that, Ms. Fields was Executive Vice President for the Flat Products Group at Evraz North America, Inc., a global vertically integrated steel making and mining company, since September 2011.  Ms. Fields has also held leadership positions in operations, business development and engineering at General Electric Company, Alcoa, Inc., Metalspectrum, LLC, Boston Consulting Group and Owens Corning.  Ms. Fields brings to the Company’s Board of Directors extensive manufacturing leadership experience.
For her services as a member of the Board of Directors of the Company, Ms. Fields will be compensated in accordance with the Company’s existing practices for compensating Directors who are not officers or employees of the Company or any of its affiliates, as described below.  Each of the Directors of the Company who does not receive compensation as an officer or employee of the Company or any of its affiliates will be paid an annual retainer of $90,000 for service on the Board of Directors of the Company, plus reimbursement for business related travel and other reasonable out-of-pocket expenses.  Each of the members of the Audit Committee of the Board of Directors of the Company will also be paid an annual retainer fee of $12,000 for service on the Audit Committee, each of the members of the Compensation Committee of the Board of Directors of the Company will also be paid an annual retainer fee of $5,000 for service on the Compensation Committee, and each of the chairpersons of the Audit and Compensation Committee of the Board of Directors of the Company will also be paid an annual retainer fee of $10,000 for service as a chairperson of such committee.  Additionally, each of the Directors who does not receive compensation as an officer or employee of the Company or any of its affiliates will receive an annual equity based director award pursuant to the Silgan Holdings Inc. Amended and Restated 2004 Stock Incentive Plan, as amended, on the first business day after the annual meeting of stockholders of the Company having an aggregate fair market value of $110,000 as of the date of grant.  In addition, for any Director elected to the Board of Directors of the Company subsequent to the annual meeting of stockholders of the Company in a particular year, such Director will also be granted, on the first business day after the next annual meeting of the stockholders of the Company, an additional equity based director award  pursuant to the Silgan Holdings Inc. Amended and Restated 2004 Stock Incentive Plan, as amended, equal to a pro rata amount (based on the number of days that such Director served as a Director of the Company during the period from the last annual meeting of stockholders of the Company to and including the next annual meeting of stockholders of the Company) of the annual equity based director award granted to Directors following the annual meeting of stockholders of the Company in such particular year.

There is no transaction involving Ms. Fields that requires disclosure under Item 404(a) of Regulation S-K.

Section 8—Other Events

Item 8.01    Other Events.

On July 1, 2019, the Company issued a press release announcing an increase in the number of Directors constituting the Board of Directors of the Company from seven to eight members and the election of Kimberly A. Fields as a member of the Board of Directors of the Company to fill the resulting vacancy.  A copy of this press release in filed herewith and attached hereto as Exhibit 99.1.

Section 9—Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1	Press Release dated July 1, 2019 announcing an increase in the size of the Board of Directors of the Company and the election of Kimberly A. Fields as a member of Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General
Counsel and Secretary

Date:  July 1, 2019

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